UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of report (Date of earliest event reported) July 29, 2004

                             STAR GAS PARTNERS, L.P.

             (Exact name of registrant as specified in its charter)


           Delaware                 33-98490                 06-1437793

 (State or other jurisdiction     (Commission               (IRS Employer
       of incorporation)           File Number)           Identification No.)


         2187 Atlantic Street, Stamford, CT                06902

         (Address of principal executive offices)        (Zip Code)


        Registrant's telephone number, including area code (203) 328-7300
                                                           --------------

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)




ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 A copy of the Star Gas Partners, L.P. Press Release dated July 29, 2004


ITEM 9.    REGULATION FD DISCLOSURE
ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION


On July 29, 2004, Star Gas Partners, L.P., a Delaware partnership (the "Partnership"), issued a press release describing its financial results for its fiscal third quarter ended June 30, 2004. A copy of the Partnership's press release has been furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this report shall not be treated as "filed" for purposes of the Securities Exchange Act of 1934, as amended.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             STAR GAS PARTNERS, L.P.
                                             By: Star Gas LLC (General Partner)


                                             By: /s/  Ami Trauber
                                                 -------------------------------
                                             Name:  Ami Trauber
                                             Title:  Chief Financial Officer
                                                     Principal Financial &
                                                     Accounting Officer
                                                     Date: July 29, 2004